UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2012

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

500 West Wilson Bridge Road, Suite 140 Worthington, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (614) 505-6115

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2012, as the result of errors described below, the management of Midwest Energy Emissions Corp (the “Company”) recommended to the Board of Directors that the Company correct (i) the unaudited financial statements for the period ended June 30, 201 and for the period from inception (December 17, 2008) to June 30, 2011, contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, which was filed with the Commission on August 22, 2011, as amended on Form 10-Q/A filed on December 23, 2011 and (ii) the unaudited financial statements for the period ended September 30, 2011 and for the period from inception (December 17, 2008) to September 30, 2011, contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, which was filed with the Commission on November 21, 2011.  The Board of Directors agreed with management’s recommendation, and it was concluded that the financial statements as of and for the aforementioned periods should no longer be relied upon, and noted that the errors were not related to the reporting of continuing operations.  The Board of Directors has discussed this matter with Schneider Downs, the Company’s independent registered public accounting firm.

The identified errors related to accounting for of the Agreement and Plan of Merger (the “Merger Agreement”) with Midwest Energy Emissions Corp., a North Dakota corporation on June 21, 2011.  The erorrs were related to which entity survived the transaction in the recording of the merger, which was treated as a reverse merger for accounting purposes.  As a result of these errors, we determined that the financial statements contained in the Company’s Form 10-Q’s for the quarters ended June 30, 2011 and September 30, 2011 should be restated on Forms 10-Q/A.

The Company anticipate that the Forms 10-Q/A with the noted restatements will be filed in the coming days.  The following is a summary of the effects of the identified errors on the Company’s financial statements:

	As previously reported	Adjustments	As restated
Balance Sheet as of June 30, 2011
Cash	9,391	(726)	8,665
Current assets of discontinued operations	1,149	(1,149)	-
Total current assets	11,119	(1,875)	9,244
Property and equipment, net	1,037,199	(4,731)	1,032,468
Other assets of discontinued operations	2,000	(2,000)	-
Total assets	1,135,613	(8,606)	1,127,007
Account payable and accrued expenses	777,250	(19,000)	758,250
Current liabilities of discontinued operations	379,743	71,283	451,026
Advances payable - related party of discontinued operations	153,804	180	153,984
Total current liabilities	2,650,929	52,463	2,703,392
Beneficial conversion feature of discontinued operations	(110,269)	110,269	-
Total liabilities	2,590,660	162,732	2,753,392
Additional paid in capital	(284,828)	3,077,581	2,792,753
Accumulated other comprehensive income of discontinued operations	(738)	738	-
Accumulated deficit	(1,504,218)	(3,249,657)	(4,753,875)
Total stockholders deficit	(1,455,047)	(171,338)	(1,626,385)
Total liabilities and stockholders' deficit	1,135,613	(8,606)	1,127,007

Statement of Operations for the six months ended June 30, 2011
Selling, general and administrative expenses	530,779	(19,000)	511,779
Impairment of goodwill	-	3,403,286	3,403,286
Total operating expenses	809,992	3,384,286	4,194,278
Operating loss	(809,992)	(3,384,286)	(4,194,278)
Net loss from continuing operations	(846,424)	(3,384,286)	(4,230,710)
Net loss form discontinued operations	(155,479)	134,629	(20,850)
Net loss	(1,001,903)	(3,249,657)	(4,251,560)
Foreign currency translation adjustment	(738)	738	-

	As previously reported	Adjustments	As restated
Statement of Cash Flows for the six months ended June 30, 2011
Net loss from continuing operations	(846,424)	846,424	-
Net loss form discontinued operations	(155,479)	155,479	-
Net loss	-	(4,251,560)	(4,251,560)
Stock based compensation	209,331	(146,831)	62,500
Amortization of beneficial conversion feature of discontinued operations	5,803	(5,803)	-
Depreciation expense	2,170	(1,950)	220
Impairment of goodwill	-	3,403,286	3,403,286
Decrease in other assets attributable to discontinued operations	727	8,855	9,582
Increase in accounts payable and accrued expenses	717,244	(10,230)	707,014
Increase in accounts payable attributable to discontinued operations	109	(109)	-
Net cash used in operating activities	(64,157)	(2,439)	(66,596)
Purchase of equipment	(1,031,917)	975	(1,030,942)
Effect of exchange rate	(738)	738	-
Net increase in cash and cash equivalents	2,081	(726)	1,355
Cash and cash equivalents - end of period	9,391	(726)	8,665

Balance Sheet as of September 30, 2011
Cash	10,396	(2,938)	7,458
Current assets of discontinued operations	1,163	(1,163)	-
Total current assets	395,871	(4,101)	391,770
Property and equipment, net	1,288,695	(3,758)	1,284,937
Other assets of discontinued operations	2,000	(2,000)	-
Total assets	1,815,844	(9,859)	1,805,985
Account payable and accrued expenses	975,187	(58,823)	916,364
Current liabilities of discontinued operations	384,942	48,406	433,348
Advances payable - related party of discontinued operations	153,894	16,090	169,984
Total current liabilities	3,486,429	5,673	3,492,102
Beneficial conversion feature of discontinued operations	(104,466)	104,466	-
Total liabilities	3,581,963	110,139	3,692,102
Additional paid in capital	321,036	2,930,839	3,251,875
Accumulated other comprehensive income of discontinued operations	(1,589)	1,589	-
Accumulated deficit	(2,427,317)	(3,052,426)	(5,479,743)
Total stockholders deficit	(1,766,119)	(119,998)	(1,886,117)
Total liabilities and stockholders' deficit	1,815,844	(9,859)	1,805,985

	As previously reported	Adjustments	As restated
Statement of Operations for the nine months ended September 30, 2011
Selling, general and administrative expenses	630,548	(5,361)	625,187
Professional fees	458,243	(53,462)	404,781
Impairment of goodwill	-	3,403,286	3,403,286
Total operating expenses	1,470,504	3,344,463	4,814,967
Operating loss	(1,522,774)	(3,344,463)	(4,867,237)
Net loss from continuing operations	(1,609,694)	(3,344,463)	(4,954,157)
Net loss form discontinued operations	(315,306)	292,037	(23,269)
Net Loss	(1,925,000)	(3,052,426)	(4,977,426)
Foreign currency translation adjustment	(1,589)	1,589	-

Statement of Cash Flows for the nine months ended September 30, 2011
Net loss from continuing operations	(1,609,694)	1,609,694	-
Net loss form discontinued operations	(315,306)	315,306	-
Net loss	-	(4,977,426)	(4,977,426)
Stock based compensation	496,044	(293,664)	202,380
Amortization of beneficial conversion feature of discontinued operations	11,606	(11,606)	-
Depreciation expense	2,302	(1,948)	354
Impairment of goodwill	-	3,403,286	3,403,286
Decrease in other assets attributable to discontinued operations	713	8,869	9,582
Increase in accounts payable and accrued expenses	850,186	(58,823)	791,363
Increase in accounts payable attributable to discontinued operations	5,307	1,785	7,092
Net cash used in operating activities	(952,946)	(4,527)	(957,473)
Effect of exchange rate	(1,589)	1,589	-
Net increase in cash and cash equivalents	3,086	(2,938)	148
Cash and cash equivalents - end of period	10,396	(2,938)	7,458

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST ENERGY EMISSIONS CORP

Dated: March 27, 2011	By:	/s/ Richard Gross
	Name:	Richard H. Gross
	Title:	Chief Financial Officer